Exhibit 99.2

1 HOOKIPA Pharma HB - 200 Arenavirus - based Therapeutics for HPV16+ Cancers December 7, 2020

2 HOOKIPA Pharma This Presentation includes forward - looking statements . All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding (i) the success, cost, results and timing of HOOKIPA’s product development activities and clinical trials ; (ii) the timing, scope or likelihood of regulatory filings and approvals, including timing of Investigational New Drug Application and Biological Licensing Application filings for HOOKIPA’s current and future product candidates, and final U . S . Food and Drug Administration, European Medicines Agency or other foreign regulatory authority approval of HOOKIPA’s current and future product candidates ; (iii) HOOKIPA’s ability to develop and advance its current product candidates and programs into, and successfully complete, clinical studies ; (iv) HOOKIPA’s manufacturing, commercialization and marketing capabilities and strategy ; (v) the potential benefits of and HOOKIPA’s ability to maintain its collaboration with Gilead Sciences, Inc . and establish or maintain future collaborations or strategic relationships or obtain additional funding ; (vi) risks relating to business interruptions resulting from the coronavirus (COVID - 19 ) disease outbreak or similar public health crises and other matters that could affect the sufficiency of existing cash to fund operations and HOOKIPA’s ability to achieve the milestones under the agreement with Gilead and (vii) the rate and degree of market acceptance and clinical utility of HOOKIPA’s current and future product candidates, are forward - looking statements . Forward - looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies . These statements are based on current expectations or objectives that are inherently uncertain, especially in the case of an enterprise with limited operating history . In light of these uncertainties, and the assumptions underlying the expectations and other forward - looking statements expressed, the forward - looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, the occurrence of certain events or otherwise . As a result of these risks and others, actual results could vary significantly from those anticipated in this Presentation, and our financial condition and results of operations could be materially adversely affected . This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners . Disclaimer

HB-201 Monotherapy Phase 1 Data Shows Promising Anti-Tumor Activity and Favorable Tolerability as Treatment for Advanced HPV16+ Cancers

HOOKIPA PHARMA

HPV16+ Cancer Therapy

HB-201 Monotherapy Early Clinical Proof of Concept

HB-201 / HB-202 Accruing Patients

- **HB-201 monotherapy, a replicating single vector (LCMV[1]) therapy, in advanced metastatic patients, demonstrated[2]:**
  - Favorable tolerability
  - Observed unconfirmed complete response, partial response, and stable diseases
  - Continuing to accrue patients to optimize dose and regimen
- **HB-201 / HB-202, a replicating alternating dual vector therapy with HB-202 (Pichinde virus[3]), entered clinic in October 2020**
- **Will explore combination with checkpoint inhibitor at recommended Phase 2 dose to assess potential in earlier line patients**

[1]LCMV: Lymphocytic Choriomeningitis Virus; [2]Interim analysis as of December 4, 2020; [3]PICV: Pichinde Virus

HOOKIPA Pharma

3

4 HOOKIPA Pharma Preclinically, Our Engineered Arenaviruses Create Outstanding T Cell Responses ( Up to >50% of CD8 + T Cells) Against Tumor Self Antigens 0 2 4 6 81010 20 30 40 50 60 70 80 % Tumor Antigen Specific CD8+ (P1A; cancer testis antigen) Replicating Single Vector Non-Replicating Single Vector Replicating 2 Vector % Tumor Antigen Specific CD8 + (P1A; cancer testis antigen) Replicating 2 Vector Replicating Single Vector Non - Replicating Single Vector Note: Comparison in mice of Replicating Dual Vector (TheraT ® ) therapy, Replicating Single Vector (TheraT ® ) therapy and Non - Replicating Single Vector (VaxWave ® ) therapy, each expressing the mouse cancer - testis antigen P1A, for their ability to induce P1A - specific CD8 + T cells.

5 HOOKIPA Pharma Preclinical Studies with Engineered Arenaviruses Showed a Dose - Dependent Correlation Between T Cell Responses and Tumor Control 0 2 4 6 81010 20 30 40 50 60 70 80 % Tumor Antigen Specific CD8+ (P1A; cancer testis antigen) Replicating Single Vector Non-Replicating Single Vector Replicating 2 Vector % Tumor Antigen Specific CD8 + (P1A; cancer testis antigen) Replicating 2 Vector Replicating Single Vector Non - Replicating Single Vector 2 Systemic HPV+ specific T cells (% of total) low medium high buffer 5 4 3 1 0 Induction of HPV - Specific CD8 + T Cells by a Single Dose 0 5 10 15 20 25 0 200 400 600 800 1000 Days post treatment T u m o r V o l u m e [ m m 3 ] Buffer Medium Dose High Dose Low Dose 1500 2000 Tumor Control after a Single Dose

6 HOOKIPA Pharma Today the Focus Will Be on the Interim Phase 1 Results of HB - 201, a Replicating Single Vector Therapy Technology of H O O KIPA Programs HB - 101 CMV HB - 201 HPV + monotherapy HB - 202/201 HPV + HB - 300 Prostate 0 2 4 6 81010 20 30 40 50 60 70 80 % Tumor Antigen Specific CD8+ (P1A; cancer testis antigen) Replicating Single Vector Non-Replicating Single Vector Replicating 2 Vector % Tumor Antigen Specific CD8 + (P1A; cancer testis antigen) Replicating 2 Vector Replicating Single Vector Non - Replicating Single Vector

HB-201 and HB-202 Both Express E7/E6 Antigens with Different Replicating Arenaviral Vectors to Treat HPV16+ Cancers

HB-201	HB-201 / HB-202

• What: **Replicating Single Vector** (LCMV) encoding E7/E6 antigen
• Approach: Potential **fast path** to registration in advanced metastatic HPV16+ cancers
  ○ HB-201 monotherapy may provide greater clinical benefit to current options for at least 3rd line metastatic head & neck, 2nd line cervical, anal, and other HPV16+ tumors
	• What: **Replicating 2 Vector** (PICV + LCMV) encoding E7/E6 antigen
	• Approach: Potential **best-in-class** therapeutic for metastatic HPV16+ cancers
	  ○ Expected to deliver ~10x greater level of antigen-specific T cells to the tumor relative to HB-201 monotherapy, based on preclinical studies
	  ○ Potential for application in first line metastatic HPV16+ tumors settings

HOOKIPA Pharma 7

Ongoing Phase 1 Trial: Dose Escalation of HB-201 Monotherapy (NCT04180215)

Group Summaries Tumor Types & Dosing Details

Group 1: HB-201 in HPV16+ HNSCC
Delivery: IV dosing

Group 2: HB-201 in HPV16+ cancers accessible for intra-tumoral injection
Delivery: Initial IT dose followed by repeated doses of IV
patient cohorts:

- HNSCC
- Cervical
- Anal
- Penile
- Vaginal
- Vulvar

Group 3: Alternating doses of HB-202 & HB-201 in HPV16+ HNSCC
Delivery: IV dosing

General Information

Study endpoints:

- Primary: Determine a recommended Phase 2 dose
- Secondary: Antitumor activity (via ORR, DCR, duration of response, PFS, and overall survival), safety and tolerability

Principal Investigator: David Pfister, MD
Chief, Head and Neck Oncology Service at Memorial Sloan Kettering Cancer Center

Study milestones:

- First patient dosed on HB-201: December 2019
- First patient dosed on HB-202/HB-201: October 2020

When open, Group 4 will utilize the alternating vector therapy of HB-202 & HB-201 in HPV16+ cancers accessible for intra-tumoral injection.

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9 HOOKIPA Pharma Patients Evaluable for First Scan 15 HNSCC Patients Evaluable for First Scan 11 Patients on HB - 201 Monotherapy 22 Footnote from slide 12 1 Heavily Pre - treated Patients with Metastatic HPV16+ Tumors Enrolled into Ongoing Phase 1 Trial 4 Other HPV16+ Patients Evaluable for First Scan Cervical Anal Vaginal Prior Therapies • Average of 3 prior therapies • Most patients have been pre - treated with a PD1 inhibitor, a platinum regimen, or both Patients Not Evaluable (5 7 2 1 1

10 HOOKIPA Pharma Patients with reported AEs Number of patients reporting / Number of patients treated (%) Treated patients with reported AEs 15 / 22 (68%) Patients with reported TRAEs 9 / 22 (41%) Patients with reported TRAEs related to IV HB - 201 1 8 / 22 (36%) Patients with reported TRAEs related to IT HB - 201 1 2 / 7 (29%) 1 For patients in Group 2 (IT - IV), AEs may be reported as related to HB - 201 IT and/or HB - 201 IV . Treatment Related AE Summary: • 23 unique terms | Highest grade per patient: 38 total events • 37 Grade 1 - 2 highest grade events (97%) • 1 Grade 3 highest grade event / 1 SAE (3%): Grade 3 Fatigue leading to hospitalization HB - 201 Observed to Have Favorable Tolerability Profile

11 HOOKIPA Pharma HB - 201 Monotherapy Demonstrating Promising Efficacy in 3L+ HPV16 + Patients Secondary Endpoint: Efficacy by RECIST 1.1 3 rd + Line Metastatic HNSCC* Patients (N=11): All progressed on prior PD1 inhibitor • 1 Pt with Unconfirmed Complete Response • 1 Pt with Unconfirmed Partial Response (ongoing) • 6 Pts with Stable Disease Benchmark data^: 13% ORR for nivolumab monotherapy in 2 nd Line HNSCC 1 48% DCR for nivolumab monotherapy in 2 nd Line HNSCC 2 Disease control rate: 72% *Excluding nasopharyngeal ; ^Historical data, not head - to - head comparisons. ORR=Overall response rate , DCR=disease control rate ; 1 As reported by third - party conducted registrational trial. Ferris et al, NEJM 2016; 375: 1856 - 1867. 2 B r a h m e r e t a l, JC O 2010, 3169; 3 B o t t i c e l l i e t a l, Vaccines 2020 . Among 15 Total Evaluable HPV16 + Patients: Average of 3 prior lines Patient types : 11 HNSCC (summarized above), and additionally 2 cervical, 1 anal, and 1 vaginal • Best overall responses: 1 unconfirmed Complete Response, 1 unconfirmed Partial Response, 8 Stable Diseases • Unconfirmed Response Rate 13% • Disease control Rate 67% Unconfirmed Response Rate: 18%

12 HOOKIPA Pharma HB - 201 Monotherapy Efficacy Data : Time on Study and Target Lesion Response For All Treated Patients (N=22) * Not evaluable (5 ongoing but too early for scans: Pt 22, 21,18,17, 3, 1 WOC before 1st scan: Pt 6, 1 judged to be CP before 1s t scan: Pt 4. a Not yet entered into EDC. CP, clinical progression; WOC, withdrawal of consent. Time on treatment is defined as time from first dose to 04 - Dec - 20 for ongoing patients and time between first dose and last dose for discontinued patients. At the investigator's discretion, certain patients received their first scans before the recommended 35 days after first admi nis tration of study drug. 0 25 50 75 100 125 150 175 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 Time on treatment (days) iuCR (Death) CP SD PD WOC PD SD (CP) uPR SD SD SD SD/ iuPD SD(CP) iuPD a PD/ iSD iSD (// Pembro added 69 days after first dose of HB - 201) Dose Level 1 Group 1 HPV16+ HNSCC IV - IV Dose Level 2 Group 1 HPV16+ HNSCC IV - IV Dose Level 1 Group 2 HPV16+ Cancers IT - IV Dose Level 2 Group 2 HPV16+ Cancers IT - IV On treatment SD // * * * * * * * HNSCC HNSCC Anal HNSCC HNSCC HNSCC HNSCC HNSCC HNSCC HNSCC HNSCC HNSCC Cervical Vaginal HNSCC Cervical HNSCC HNSCC Nasopharyngeal HNSCC HNSCC HNSCC Patient PD a Definitions : iuCR : unconfirmed immune complete response ( iRECIST ); uPR : unconfirmed partial response (RECIST v1.1); SD : stable disease (RECIST v1.1); iSD : immune stable disease (RECIST v1.1); PD : progressive disease (RECIST v1.1); iuPD : immune unconfirmed progressive disease ( iRECIST ); CP : clinical progression; WOC : withdrawal of consent; Time on treatment : time from first dose to 04 - Dec - 20 for ongoing patients, time between first dose and last dose for discontinued patients.

13 HOOKIPA Pharma a Not yet entered into EDC. Definitions : iuCR : unconfirmed immune complete response ( iRECIST ); uPR : unconfirmed partial response (RECIST v1.1); SD : stable disease (RECIST v1.1); iSD : immune stable disease (RECIST v1.1); PD : progressive disease (RECIST v1.1); iuPD : immune unconfirmed progressive disease ( iRECIST ); CP : clinical progression; WOC : withdrawal of consent; Time on treatment : time from first dose to 04 - Dec - 20 for ongoing patients, time between first dose and last dose for discontinued patients. At the investigator’s discretion, certain patients received their first scans before the recommended 35 days after first administration of study dr ug. 0 1 2 3 4 -100 -80 -60 -40 -20 0 20 40 60 80 100 C h a n g e o f t a r g e t l e s i o n f r o m b a s e l i n e ( % ) B a s e l i n e 1 s t s c a n 2 n d s c a n 3 r d s c a n 4 t h s c a n Dose Level 1 Group 1 HPV16+ HNSCC IV-IV Dose Level 1 Group 2 HPV16+ Cancers IT-IV Dose Level 2 Group 1 HPV16+ HNSCC IV-IV Dose Level 2 Group 2 HPV16+ Cancers IT-IV 9 5 15 20 14 7 1 12 11 19 16 13 2 8 10 # 2 Responders 8 Stable Diseases 5 Progressors HB - 201 Efficacy Data for Evaluable Patients with HPV16+ Cancers (N=15) Time on Study, Target Lesion Response and Spider Plot of Target Lesion Sum of Diameters 13% Response Rate 67% DCR . #, PD documented but exact measurement not yet entered in EDC

14 HOOKIPA Pharma 0 1 2 3 4 -100 -80 -60 -40 -20 0 20 40 60 80 100 C h a n g e o f t a r g e t l e s i o n f r o m b a s e l i n e ( % ) B a s e l i n e 1 s t s c a n 2 n d s c a n 3 r d s c a n 4 t h s c a n Dose Level 1 Group 1 HPV16+ HNSCC IV-IV Dose Level 1 Group 2 HPV16+ Cancers IT-IV Dose Level 2 Group 1 HPV16+ HNSCC IV-IV Dose Level 2 Group 2 HPV16+ Cancers IT-IV 5 15 14 1 12 11 19 16 13 2 8 # 2 Responders 6 Stable Disease 3 Progressors HB - 201 Efficacy Data for Evaluable Patients with HNSCC (N=11) Time on Study, Target Lesion Response and Spider Plot of Target Lesion Sum of Diameters 18% Response Rate 72% DCR . #, PD documented but exact measurement not yet entered in EDC a Not yet entered into EDC. Definitions : iuCR : unconfirmed immune complete response ( iRECIST ); uPR : unconfirmed partial response (RECIST v1.1); SD : stable disease (RECIST v1.1); iSD : immune stable disease (RECIST v1.1); PD : progressive disease (RECIST v1.1); iuPD : immune unconfirmed progressive disease ( iRECIST ); CP : clinical progression; WOC : withdrawal of consent; Time on treatment : time from first dose to 04 - Dec - 20 for ongoing patients, time between first dose and last dose for discontinued patients. At the investigator’s discretion, certain patients received their first scans before the recommended 35 days after first administration of study dr ug.

HB-201 Demonstrating Promising Progression Free Survival

Median Progression Free Survival (PFS) in Evaluable HNSCC Patient Cohort (N=11)


1.0
0.8
0.6
0.4
0.2
0.0
0
20
40
60
80
100
120
140
Time
Median PFS currently 72 days, ongoing

Benchmark data (not head-to-head comparison): 60 day mPFS for Nivolumab Monotherapy in 2nd L HNSCC, as reported by third-party conducted registrational trial.
Ferris et al, NEJM 2016; 375: 1856-1867.

Median PFS in All Evaluable HPV16+ Patient Cohort (HNSCC, Cervical, Anal, Vaginal, N=15) is also currently 72 days and is ongoing.

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16 HOOKIPA Pharma Patient Profile #1: 68 - Year - Old Male with HNSCC & Unconfirmed Complete Response (Dose Level 1 IV - IV) C, cycle; CPI, checkpoint inhibitor; D, day; FU, fluorouracil; XRT, radiation therapy. Prior treatments: 4 prior lines of therapy Cisplatin + XRT Ź Carboplatin/5 - FU/ pembrolizumab/paclitaxel Ź AO - 176 (DC47 inhibitor) Ź Pembrolizumab (84 days since last CPI)/Lenvatinib Results: Rapid response with confirmed PR/unconfirmed CR of target lesion (target lesion is a lymph node 1 ) 25% reduction by first scan Ź 50% by second scan Ź 60% by third scan Status: Patient died of pulmonary hemorrhage after 105 days on study (deemed not to be treatment related) 2cm 2nd Scan 1st Scan Baseline 3rd Scan SD PR uCR 2cm Pre - Baseline 1 Note: the patient’s target lesion is a lymph node, which reduced in size to less than 10mm, which is a complete response based on RECIST1.1 criteria. 0 1 2 3 4 -100 -80 -60 -40 -20 0 20 40 60 80 100 C h a n g e o f t a r g e t l e s i o n f r o m b a s e l i n e ( % ) B a s e l i n e 1 s t s c a n 2 n d s c a n 3 r d s c a n 4 t h s c a n # . #, PD documented but exact measurement not yet entered in EDC

17 HOOKIPA Pharma Prior treatments: 3 prior lines of therapy Cisplatin + XRT Ź Carboplatin/paclitaxel/cetuximab Ź Pembrolizumab (21 days since last CPI) Results: Rapid disease stabilization followed by unconfirmed PR 20% reduction by C3D1 Ź 41% reduction by C5D1 Status: Patient remains on study after 94 days Baseline 1 st Scan 2 nd Scan SD Patient Profile #2: 77 - Year - Old Male with HNSCC and Unconfirmed Partial Response (Dose Level 2 IV - IV) uPR C, cycle; CPI, checkpoint inhibitor; D, day; FU, fluorouracil; XRT, radiation therapy. 0 1 2 3 4 -100 -80 -60 -40 -20 0 20 40 60 80 100 C h a n g e o f t a r g e t l e s i o n f r o m b a s e l i n e ( % ) B a s e l i n e 1 s t s c a n 2 n d s c a n 3 r d s c a n 4 t h s c a n # . #, PD documented but exact measurement not yet entered in EDC

18 HOOKIPA Pharma Prior treatments: 2 prior lines of therapy Durvalumab / monalizumab /cetuximab Ź Pembrolizumab/carboplatin/5 - FU (Keynote - 048; 42 days since last CPI) Results: PD at first scan followed by disease stabilization Status: Patient is currently on study after 91 days Baseline 1 st Scan 2 nd Scan PD SD Patient Profile #3: 69 - Year - Old Male With HNSCC With Progression, Then Stable Disease (Dose Level 2 IV - IV) C, cycle; CPI, checkpoint inhibitor; D, day; FU, fluorouracil; XRT, radiation therapy. 0 1 2 3 4 -100 -80 -60 -40 -20 0 20 40 60 80 100 C h a n g e o f t a r g e t l e s i o n f r o m b a s e l i n e ( % ) B a s e l i n e 1 s t s c a n 2 n d s c a n 3 r d s c a n 4 t h s c a n # . #, PD documented but exact measurement not yet entered in EDC

19 HOOKIPA Pharma Prior treatments: 3 prior lines of therapy Pembrolizumab/carboplatin/5 - FU Ź Cetuximab Ź Pembrolizumab/carboplatin (POD on treatment 38 days since last CPI) Results: Potential target lesion response in combination with pembrolizumab after progression on 2 prior rounds of pembrolizumab Status: Patient is currently on drug after 140 days SD SD Patient Profile #4: 68 - Year - Old Male With HNSCC With Stable Disease in Combination With Pembrolizumab (Dose Level 2 IV - IV) Following clinical progression, pembrolizumab was added off protocol Baseline C, cycle; CPI, checkpoint inhibitor; D, day; FU, fluorouracil; XRT, radiation therapy. Note: the patient's last day on the trial for response and mPFS attributed to HB - 201 is the day prior to the addition of pembrolizumab. SD=Stable Disease via RECIST1.1 0 1 2 3 4 -100 -80 -60 -40 -20 0 20 40 60 80 100 C h a n g e o f t a r g e t l e s i o n f r o m b a s e l i n e ( % ) B a s e l i n e 1 s t s c a n 2 n d s c a n 3 r d s c a n 4 t h s c a n # . #, PD documented but exact measurement not yet entered in EDC Clinical improvement

20 HOOKIPA Pharma Initial Phase 1 Cohorts: Promising Interim Data o Favorable tolerability o Shows evidence of efficacy in a heavily pretreated patients with HPV16 + cancers • 18% unconfirmed response rate and 72% disease control rate in 11 evaluable HNSCC patients • 1 patient with an unconfirmed complete response • 1 patient with an unconfirmed partial response • 6 patients with stable disease • Median PFS of 72 days (and ongoing) for evaluable HNSCC at least third - line patients who all progressed on prior PD1 inhibitors (N=11); compares favorably with nivolumab’s Phase 3 mPFS of 60 days in second - line HNSCC Phase 1 Cohorts with replicating two - vector therapy of HB - 201/HB - 202 o First patient dosed in October 2020 o Data expected in mid - 2021 Phase 2 o Further exploration of HB - 201 and HB - 201/HB - 202 at recommended Phase 2 dose o Explore combinations with PD1 inhibitor Ongoing Phase 1 Clinical Trial of HB - 201 Monotherapy in HPV16 + Cancers

21 HOOKIPA Pharma Initial Replicating 2 Vector Clinical Data in HPV16 + Cancers Due in Mid - 2021 Technology of H O O KIPA Programs HB - 101 CMV HB - 201 HPV+ monotherapy HB - 202/201 HPV + HB - 300 Prostate 0 2 4 6 81010 20 30 40 50 60 70 80 % Tumor Antigen Specific CD8+ (P1A; cancer testis antigen) Replicating Single Vector Non-Replicating Single Vector Replicating 2 Vector % Tumor Antigen Specific CD8 + (P1A; cancer testis antigen) Replicating 2 Vector Replicating Single Vector Non - Replicating Single Vector